EXHIBIT 10.6

               THIRD EXTENSION AGREEMENT BETWEEN PIONEER OIL LLC
              AND DOLPHIN ENERGY CORPORATION DATED APRIL 28, 2003

                            THIRD EXTENSION AGREEMENT

         THIS THIRD EXTENSION AGREEMENT is made and entered into effective April 28, 2003, by and between Pioneer Oil LLC, a Montana limited liability company, of Billings, Montana ("Pioneer") and Dolphin Energy Corporation, of Miami, Florida ("Dolphin").

         WITNESSETH, that:

         WHEREAS, Pioneer and Dolphin entered into a certain Lease Acquisition and Drilling Agreement dated September 30, 2002 (the "Lease Acquisition and Drilling Agreement"); and

         WHEREAS, by Letter Agreement agreed to and accepted January, 4, 2003, the parties agreed to amend Articles III-B and C and Article V-A of the Lease Acquisition and Drilling Agreement; and

         WHEREAS, by Letter Agreement agreed to and accepted January 30, 2003, the parties agreed to amend Article III, Article IV-B and Article IV-C and
Article V-A of the parties' Lease and Acquisition and Drilling Agreement; and

         WHEREAS, the parties now wish to enter into this Third Extension Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual promises and obligation undertaken herein, it is agreed as follows:

         1. Dolphin shall pay Pioneer the sum of $100,000, by cashier's check or wire transfer, on or before May 7, 2003.

         2. Dolphin's payment obligation under Paragraph IV-A and Paragraph V-A under the Lease Acquisition and Drilling Agreement is extended to September 15, 2003, provided, however, that Dolphin has timely paid the sum set forth in Paragraph 1, above, and subject to the provisions of Paragraph 3, below.

         3. Dolphin's drilling obligation under Paragraph V-A under the Lease Acquisition and Drilling Agreement is extended to March 1, 2004.

         4. Until such time as Dolphin performs by making the payments described in Paragraph 2, above, Pioneer shall have the right to either (i) sell or assign up to 106 locations of 80 acres each located on the Leases described in the Lease

               Acquisition and Drilling Agreement to a third party or parties and/or (ii) elect to drill for its own account gas wells on up to 106 locations of 80 acres each located on the Leases described in the Lease Acquisition and Drilling Agreement, and in either of such cases, Pioneer shall first give written notice to Dolphin, which said written notice shall specify the legal descriptions of up to 106 of 80 acres each on the subject Leases, allowing Dolphin five (5) business days from and after such written notice within which Dolphin may elect to perform its obligations under Paragraph 2, above, and in which said case, Dolphin must perform its obligations under Paragraph 2, above, within ten (10) business days of Pioneer having given such notice. In the event that Pioneer exercises its rights hereunder and Dolphin fails to timely perform its obligations of the parties under and pursuant to the Lease Acquisition and Drilling Agreement shall be terminated as to the drilling locations designated in Pioneer's written notice to Dolphin.

         5. Time shall be of the essence of all of the obligations and undertakings of the parties pursuant to the Lease Acquisition and Drilling Agreement and all Amendments thereto.

         6. This Agreement shall be signed by the parties in counterpart and exchanged via facsimile transmission.

DATED this 28th day of April, 2003.

                                      Dolphin Energy Corporation


                                      BY:   /s/ MARC BRUNER
                                         ---------------------------------------
                                           Authorized Officer


                                      Pioneer Oil, LLC


                                      BY:   /s/ TADD BUTT
                                         ---------------------------------------
                                           Authorized Member


                                   Page 2 of 2